UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

VARONIS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36324	57-1222280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 31st Floor New York, NY 10001	10001
(Address of Principal Executive Offices)	(Zip Code)

(877) 292-8767

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On August 4, 2014, Varonis Systems, Inc. (“Varonis”) issued a press release announcing its financial results for the quarter ended June 30, 2014. A copy of the press release dated August 4, 2014, reporting Second Quarter 2014 Financial Results is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 4, 2014, reporting Second Quarter 2014 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARONIS SYSTEMS, INC.

Dated: August 4, 2014	By:	/s/ Yakov Faitelson
	Name:	Yakov Faitelson
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 4, 2014, reporting Second Quarter 2014 Financial Results

4